Keefe, Bruyette & Woods
Community Bank Investor Conference
July 29
th
& 30
th
, 2014
NASDAQ: HFWA
Brian Vance, Chief Executive Officer
Jeff Deuel, President and Chief Operating Officer
Don Hinson, Executive Vice President and Chief Financial Officer
Bryan McDonald, Executive Vice President and Chief Lending Officer
Exhibit 99.1

Forward-Looking Statements

This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to:
The expected revenues, cost savings, synergies and other benefits from the Washington Banking merger and our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected;
The credit and concentration risks of lending activities;
Changes in general economic conditions, either nationally or in our market areas;
Competitive market pricing factors and interest rate risks;
Market interest rate volatility;
Balance sheet (for example, loans) concentrations;
Fluctuations in demand for loans and other financial services in our market areas;
Changes in legislative or regulatory requirements or the results of regulatory examinations;
The ability to recruit and retain key management and staff;
Risks associated with our ability to implement our expansion strategy and merger integration;
Stability of funding sources and continued availability of borrowings;
Adverse changes in the securities markets;
The inability of key third-party providers to perform their obligations to us;
Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and
These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The
Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2014 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

Overview 3 Company Overview WBCO Merger Financial Review Strategic Initiatives

Nanaimo
Richmond
Surrey
Matsqui
Bellingham
Saanich
Anacortes
Mount Vernon
Winthrop
Oak Harbor
Port Townsend
Port Angeles
Forks
Chelan
Shoreline
Waterville
Seattle
Bremerton
Renton
Bellevue
WASHINGTON
Wenatchee
Tacoma
Auburn
Federal Way
Quincy
Hoquiam
Montesano
Aberdeen
Olympia
Ellensburg
Centralia
South Bend
Chehalis
Yakima
Sunnyside
Grandview
Astoria
Seaside
Longview
Goldendale
Hood River
Vancouver
Stevenson
The Dalles
Hillsboro
Aloha
Portland
Moro
Tillamook

HERITAGE FINANCIAL CORPORATION

HERITAGE FINANCIAL CORPORATION

Our Company 4 Overview NASDAQ Symbol HFWA Market Capitalization $486 million Total Assets $3.4 billion Headquarters Olympia, WA Branches 67 Data as of June 30, 2014

Major Initiatives & Activities

2013
Q1 Merger and Conversion with Northwest Commercial Bank  $65 million
Q2 Central Valley Bank Subsidiary Consolidation
Q3 Merger with Valley Community Bancshares, Inc. (Valley Bank)  $237 million
Q4
Core System Conversion
Valley Bank Conversion
Closed 3 Heritage Bank Branches
Consolidated 4 of 8 Valley Bank Branches
Announced WBCO Merger
2014
Q1 Continued Integration of 2013 Acquired Banks
Q2 Merger with Washington Banking Company (Whidbey Island Bank)
Q4
System Conversion for Legacy Whidbey systems

Washington State Economy

Major U.S. Industries Located in Washington
Microsoft, Amazon, Boeing, Starbucks, Costco, Nordstrom, Expeditors International,
Weyerhaeuser, PACCAR, T-Mobile, Nintendo, Russell Investments
Unemployment:
Washington State at a 6 year low of 5.8% in June compared to national average of 6.1%
Seattle-Bellevue-Everett unemployment rate of 4.8%
Housing:
Seattle area home prices up 24% from lows in November 2011

7 Company Overview WBCO Merger Financial Review Strategic Initiatives

Merger Summary

Heritage Financial Corporation / Heritage Bank
Will do business as “Whidbey Island Bank” on Whidbey Island
Olympia, Washington
HFWA: Brian Vance (CEO), Jeff Deuel (COO), Don Hinson (CFO) and Dave Spurling (CCO)
WBCO: Bryan McDonald (CLO), Ed Eng (CAO) and Lynn Garrison (HR)
8 directors from HFWA / 7 directors from WBCO (including Chairman)
May 1, 2014
54% HFWA / 46% WBCO
Shares outstanding of 30.2 million
Fixed exchange ratio of 0.8900x HFWA shares and $2.75 in cash per WBCO share
Transaction value of $17.13 per share
Name
Headquarters
Management
Closed
Ownership
Consideration
Board Composition
Shares Outstanding

Financial Impact & Key Assumptions at Announcement

Financially
Compelling
EPS accretion of approximately 13% in 2014 and approximately 24% in 2015 (1)(2)
Tangible book value per share dilution of approximately 12.8% at closing
Payback period of approximately 2.0 years based on incremental earnings method
(3)
Payback period of approximately 4.9 years based on traditional EPS method
(4)
IRR of ~18.0%
Pro forma ROAA above 1.00% and ROATCE above 10.0% (2)
Strong pro forma capital position – TCE ratio and leverage ratio above 9.0% and 10.0% respectively
Source: SNL Financial, financial data as of 9/30/2013
Note: All information as of 10/23/2013 announcement
(1) Mean EPS estimate for 2014 per SNL FactSet research. EPS estimate in 2015 based on 7.50% long-term growth rate
(2) EPS accretion in 2014 and 2015 excludes non-recurring merger related costs
(3) Payback period based on the number of years its takes to eliminate the tangible book value per share dilution with the estimated incremental after-tax earnings per share provided by WBCO divided by pro forma fully diluted HFWA shares outstanding
(4) Payback period based on the number of years its takes to eliminate the tangible book value per share dilution with the estimated pro forma HFWA EPS accretion
(5) Excludes additional core deposit intangible asset amortization expense and changes in FDIC clawback liability
Key
Assumptions
Gross credit mark write-down of approximately $26.7 million, or 3.04% of originated loans
Cost savings of approximately 10% of combined company non-interest expense, or 20% of standalone (5)
Cost savings is 50% phased-in by 2014, 100% phased-in by 2015 (5)
After-tax one-time merger cost of $11.9 million
Several areas of opportunity for revenue synergies, but none included in the modeling
No expected branch consolidation

As of and for the Quarter Ending
June 30, 2013 Dec 31, 2013 June 30, 2014
YOY %
Change
Total Assets $1,425,635 $1,659,038
$3,391,579
138%
Total Deposits $1,196,531 $1,399,189
$2,866,542
140%
Number of Branches 34 35
67
97%
Deposits per Branch $35,192 $39,977
$42,784
22%
Number of FTE 361 373
809
124%
Tang. Common Equity to
Tang. Assets
13.2% 11.3%
9.8%
N/A
Resulting Company
Dollars in thousands

Adjusted Metrics
Three Months Ended
Mar 31, 2014
Adjusted*
Mar 31, 2014 June 30, 2014
Adjusted*
June 30, 2014
Diluted EPS $       0.16 $     0.21 $      0.16 $      0.31
Efficiency ratio 77.6% 73.4% 80.9% 64.9%
Overhead Ratio** 3.58% 3.38% 3.84% 3.08%
Return on Assets 0.62% 0.82% 0.59% 1.13%
Return on Equity 4.74% 6.22% 4.49% 8.54%
*  Adjusted amounts exclude effects of expenses related to implementing 2013/2014 strategic initiatives, including the merger with Washington Banking Company. These expenses are identifiable costs paid to third-party providers as well as any retention bonuses or severance payments made in conjunction with these initiatives.
** Overhead ratio is the ratio of noninterest expense to average total assets.

Overview 12 Company Overview WBCO Merger Financial Review Strategic Initiatives

Financial Statistics
Three Months Ended
Earnings:
June 30, 2013 Sept 30, 2013 Dec 31, 2013 Mar 31, 2014 June 30, 2014
Net interest Income $          15,940 $          17,581 $        17,646 $         16,741 $     28,596
Provision for (reversal of)
loan losses on noncovered
loans
209 875 200 (21) 370
Provision for loan losses on
covered loans
1,099 203 228 479 321
Noninterest income 2,357 2,582 2,429 2,307 4,780
Noninterest expense 13,007 14,285 18,505 14,779 26,995
Net income 2,690 3,290 710 2,543 4,147
Diluted EPS 0.18 0.20 0.04 0.16 0.16
Financial Ratios:
Return on average assets 0.75% 0.80% 0.17% 0.62% 0.38%
Return on average equity 5.33% 6.05% 1.30% 4.74% 2.92%
Efficiency ratio 71.1% 70.9% 92.2% 77.6% 80.9%
Net interest margin 4.82% 4.67% 4.58% 4.48% 4.54%
Dollars in thousands except per share amounts

Financial Statistics
As of Period End
Balance Sheet:
June 30, 2013 Sept 30, 2013 Dec 31, 2013 Mar 31, 2014 June 30, 2014
Total assets $      1,425,635 $       1,674,714 $     1,659,038 $  1 ,662,473                                             $    3,391,579
Loans, including covered loans 1,086,453 1,208,082 1,203,096 1,207,650 2,200,711
Investment securities 156,233 202,339 199,288 178,002 691,245
Deposits 1,196,531 1,425,985 1,399,189 1,404,214 2,866,542
Total equity 200,525 216,595 215,762 216,417 449,829
Financial Measures:
Tang. book value per common share $              12.26 $              11.44   $             11.40 $          11.45   $          10.57
Tang. common equity to tang. assets 13.2% 11.3% 11.3% 11.5% 9.8%
Net loans to deposits 90.8% 84.7% 86.0% 86.0% 77.0%
Deposits per branch $            35,192 $             33,952 $          39,977 $       39,006 $        42,784
Assets per FTE 3,949 4,035 4,448 4,644 4,192
Credit Quality Metrics:
ALLL on noncovered loans to total
noncovered loans
2.19% 1.95% 1.94% 1.94% 1.08%
Nonperforming noncovered loans to
total noncovered loans
1.21% 1.01% 0.66% 0.98% 0.66%
Nonperforming noncovered assets to
total  noncovered assets
1.19% 0.90% 0.76% 0.97% 0.58%
Dollars in thousands except per share amounts

Loan Composition
As of Period End
March 31, 2014 June 30, 2014
Loan Composition: Balance % of Total Balance % of Total
Noncovered Loans:
Commercial business:
Commercial and industrial $   333,216 28.3% $    534,458 25.8%
Owner-occupied commercial real estate 277,652 23.6% 473,603 22.9%
Non-owner occupied commercial real estate 405,848 34.4% 637,067 30.7%
Total commercial business 1,016,716 86.3% 1,645,128 79.4%
One-to-four family residential 43,613 3.7% 86,422 4.2%
Total real estate construction and land dev 74,763 6.3% 130,029 6.3%
Consumer 43,093 3.7% 210,230 10.1%
Gross noncovered loans 1,178,185 100% 2,071,809 100%
Total loans, net of deferred fees $    1,237,037 $    2,229,194
Dollars in thousands

Deposit Composition
As of Period End
March 31, 2014 June 30, 2014
Deposit Composition: Balance % of Total Balance % of Total
Noninterest demand deposits $     353,043 25.1%
$    669,017 23.3%
NOW accounts 350,182 24.9%
723,889 25.3%
Money market accounts 235,541 16.8% 510,374 17.8%
Savings accounts 167,988 12.0% 342,605 11.9%
Total non-maturity deposits 1,106,754 78.8% 2,245,885 78.3%
Certificates of deposit 297,460 21.2% 620,657 21.7%
Total deposits $    1,404,214 100.0% $    2,866,542 100.0%
Dollars in thousands

25%
20%
15%
10%
5%
0%
20.7%
21.5%
20.3%
19.9%
16.8%
16.6%
14.9%
2009
2010
2011
2012
2013
Q1'14
Q2'14
Regulatory Minimum 8%

16%
14%
12%
10%
8%
6%
4%
2%
0%
12.1%
13.8%
13.9%
13.9%
11.3%
11.5%
9.8%
2009
2010
2011
2012
2013
Q1'14
Q2'14

Total Risk Based Capital Tangible Common Equity/Tangible Assets 17 Capital Measures

Cash Dividends
2012 2013 2014
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Regular
Dividend
$.06 $.08 $.08 $.08 $.08 $.08 $.08 $.08 $.16* - $.09
Special
Dividend
- $.20 - $.30 - $.10 - - - - -
* The dividends for Q1 2014 consist of a regular quarterly dividend declared on January 29 and another dividend declared on March 27.
The March 27 dividend is the dividend regularly declared in April for Q2, but was declared one month in advance as a result of the anticipated merger with Washington Banking Company.

Overview 19 Company Overview WBCO Merger Financial Review Strategic Initiatives

2014/2015 Strategic Initiatives

•
Drive  growth synergies as a result of the HFWA/WBCO combination
•
Loan growth and “up-market” relationships
•
Seattle/Bellevue
•
Mortgage Origination
•
SBA Lending
•
Consumer Lending
•
Wealth Management
•
Continue Efficiency Improvements
•
Assets per Employee
•
Efficiency Ratio
•
Non-Interest Expense/Average Assets

2014/2015 Strategic Initiatives

•
Successful Conversion of WBCO Customers
•
Achieve announced cost saves and EPS accretion for 2015
•
Capital
•
Dividend payout may exceed 35-40% payout ratio until capital is normalized.
•
Will consider opportunistic stock buybacks
•
Merger/Acquisitions
•
Priority is integration and conversion of WBCO
•
Continue to have a disciplined M&A strategy

Investment Value

Heritage offers:
•
A company of scale that will drive greater organic growth and efficiency improvements
•
An experienced management team
•
A balance sheet poised for growth in the heart of a vibrant
economic region
•
9.8% TCE
•
77% Loan to deposit ratio
•
High quality funding base
•
Operating in a strong growth market footprint

HERITAGE
FINANCIAL
CORPORATION

HERITAGE FINANCIAL CORPORATION

23 Questions and Answers